                                                                EXHIBIT 99.4
                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                                       OF
                            GUARDSMAN PRODUCTS, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED MARCH 8, 1996
                                       BY
                           LP ACQUISITION CORPORATION
                          A WHOLLY-OWNED SUBSIDIARY OF
                             LILLY INDUSTRIES, INC.

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, APRIL 4, 1996, UNLESS EXTENDED

     THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR HIS OR HER BROKER, DEALER, BANK OR OTHER NOMINEE TO THE DEPOSITORY AT ONE OF ITS ADDRESSES SET FORTH BELOW.
                        THE DEPOSITARY FOR THE OFFER IS:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

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
                      By Mail:                                   By Hand or Overnight Courier:
                 Tenders & Exchanges                                  Tenders & Exchanges
         P.O. Box 2559-Suite 4660-Guardsman                  14 Wall Street, Suite 4680-Guardsman
         Jersey City, New Jersey 07303-2559                                8th Floor
                                                                   New York, New York 10005


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                                                  DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------------------------

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
            (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)                SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                 ON SHARE CERTIFICATE(S) AND SHARES TENDERED.)                    (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               TOTAL NUMBER
                                                                                                 OF SHARES
                                                                                SHARE          REPRESENTED BY        NUMBER OF
                                                                             CERTIFICATE           SHARE              SHARES
                                                                             NUMBER(S)(1)     CERTIFICATE(S)(1)     TENDERED(2)
                                                                         ------------------- ------------------- -------------------
                                                                         ------------------- ------------------- -------------------
                                                                         ------------------- ------------------- -------------------
                                                                         ------------------- ------------------- -------------------
                                                                         ------------------- ------------------- -------------------
                                                                                     TOTAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
  (1) Need not be completed by Book-Entry Stockholders.
  (2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See
  Instruction 4.
-----------------------------------------------------------------------------------------------------------------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Any questions or requests for assistance or additional copies of this Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at its telephone number and location listed below. You may contact your broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer to Purchase.
                    The Information Agent for the Offer is:

                             MORROW & COMPANY, INC.
                                909 Third Avenue
                                   20th Floor
                            New York, New York 10022
                                 (212) 754-8000
                            Toll Free (800) 566-9061

                    Banks and Brokerage Firms, please call:
                                 (800) 662-5200

     This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company, Midwest Securities Trust Company or Philadelphia Depository Trust Company (each, a "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders." Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITORY.

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution
--------------------------------------------------------------------------

Check Box of Book-Entry Transfer Facility:

(CHECK ONE)      / /  The Depository Trust Company
             / /  Midwest Securities Trust Company
             / /  Philadelphia Depository Trust Company

Account Number
--------------------------- Transaction Code Number
-------------------------------

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

Name(s) of Registered Owner(s):
--------------------------------------------------------------------------------
Window Ticket Number (if any):
--------------------------------------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------------------
Name of Institution That Guaranteed Delivery:
--------------------------------------------------------------------------------

If delivery is by Book-Entry Transfer check box of Book-Entry Transfer Facility:

(CHECK ONE)      / /  The Depository Trust Company
             / /  Midwest Securities Trust Company
             / /  Philadelphia Depository Trust Company

Account Number
--------------------------- Transaction Code Number
-------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to LP Acquisition Corporation, a Delaware corporation (the "Purchaser") and a wholly-owned subsidiary of Lilly Industries, Inc., an Indiana corporation ("Parent"), the above-described shares of common stock, par value $1.00 per share (the "Shares"), of Guardsman Products, Inc. (the "Company"), and the associated Preferred Stock Purchase Rights (the "Rights") issued pursuant to the Rights Agreement, dated as of August 8, 1986, as amended, between the Company and Chemical Bank, as Rights Agent, pursuant to the Purchaser's offer to purchase all outstanding Shares (and associated Rights) at a price of $23.00 per Share (and associated Right), net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase, dated March 8, 1996 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged. Unless the context otherwise requires, all references to Shares shall include the Rights.

     Subject to and effective upon acceptance for payment of Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after March 4,
1996) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) present such Shares (and any such other Shares or securities or rights) for transfer on the Company's books, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all Shares or other securities or rights issued or issuable in respect of such Shares on or after March 4, 1996), and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any such other Shares or other securities or rights).

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned hereby irrevocably appoints Douglas W. Huemme and Roman J. Klusas, in their respective capacities as officers of the Purchaser, and any individual who shall hereafter succeed to any such office of the Purchaser, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's stockholders or otherwise in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, all the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and with respect to any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after March 4, 1996). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke all prior powers of attorney and proxies appointed by the undersigned at any time with respect to such Shares (and any such other Shares or securities or rights) and no subsequent powers of attorney or proxies will be appointed by the undersigned, or be effective, with respect thereto. The undersigned recognizes that under certain conditions set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain conditions set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

---------------------------------------------------------------
---------------------------------------------------------------
      SPECIAL PAYMENT INSTRUCTIONS
     SEE INSTRUCTIONS 1, 5, 6 AND 7
      To be completed ONLY if
 certificates for Shares not tendered
 or not accepted for payment and/or the
 check for the purchase price of Shares
 accepted for payment are to be issued
 in the name of someone other than the
 undersigned.
 Issue / / Check     / / Certificate(s)
 to:
 Name:
                (PLEASE PRINT)
 Address:

           (INCLUDE ZIP CODE)

 (TAX IDENTIFICATION OR SOCIAL SECURITY
                NUMBER)*
  * SEE SUBSTITUTE FORM W-9 ON REVERSE
                  SIDE
---------------------------------------------------------------
---------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SIGN HERE
              (Also Complete Substitute Form W-9 on Reverse Side)

                                   Sign Here:
--------------------------------------------------------------------------------

                                   Sign Here:
--------------------------------------------------------------------------------
                        (Signature(s) of Stockholder(s))
 Dated:                                , 1996

      (MUST BE SIGNED BY REGISTERED HOLDER(S) AS NAME(S) APPEAR(S) ON THE CERTIFICATE(S) FOR THE SHARES OR ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF CORPORATIONS OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION AND SEE INSTRUCTION 5).
 Name(s):

                             (Please Print or Type)
 Capacity (full title):
 Address:

 Area Code and Telephone No.:
 Tax Identification or Social Security No.*
                 *Complete Substitute Form W-9 on Reverse Side

                           GUARANTEE OF SIGNATURE(S)
                   (If Required -- See Instructions 1 and 5)

 Authorized Signature:
 ------------------------------------------------------------------------------

 Name:
 ------------------------------------------------------------------------------
                             (Please Print or Type)

 Name of Firm:
 ------------------------------------------------------------------------------

 Address:
 ------------------------------------------------------------------------------
                               (Include Zip Code)

 Area Code & Telephone No.:
 ------------------------------------------------------------------------------
 Dated:                                , 1996
--------------------------------------------------------------------------------
                                             SPECIAL DELIVERY INSTRUCTIONS
                                              SEE INSTRUCTIONS 1, 5 AND 7
                                              To be completed ONLY if
                                         certificates for Shares not tendered
                                         or not accepted for payment and/or the
                                         check for the purchase price of Shares
                                         accepted for payment are to be sent to
                                         someone other than the undersigned or
                                         to the undersigned at an address other
                                         than that indicated above.

                                         Send  / / Check     / / Certificate(s)
                                         to:

                                         Name:
                                         Address:     (PLEASE PRINT)
                                                   (INCLUDE ZIP CODE)

                                 (REVERSE SIDE)

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signature. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank, trust company or savings institution having an office or correspondent in the United States (each, an "Eligible Institution") or by a recognized member of a Medallion Signature Guarantee Program. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse side of this Letter of Transmittal, or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees (or an Agent's Message) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase.

     Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary prior to the Expiration Date, and (c) the certificates for all physically delivered Shares or a Book-Entry Confirmation with respect to all tendered Shares, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares tendered should be listed on a separate schedule and attached hereto.

     4. Partial Tenders (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letters of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued to, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution or by a recognized member of a Medallion Signature Guarantee Program.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution or by a recognized member of a Medallion Signature Guarantee Program.

     6. Stock Transfer Taxes. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any persons other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse side of this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal should be completed. See Instructions 1, 5, and 6.

     8. Requests for Assistance or Additional Copies. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 should be directed to the Information Agent at its address set forth below. Questions or requests for assistance may also be directed to the Information Agent.

     9. Waiver of Conditions. Subject to the terms of the Offer, the Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, or any defect or irregularity in tender with regard to any Shares tendered.

     10. Substitute Form W-9. The tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, whether he or she is subject to backup withholding of federal income tax. If a tendering stockholder is subject to backup withholding, he or she must cross out item (2) of the Certification Box on Substitute Form W-9. Failure to provide the information on Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of payments for surrendered Shares thereafter until a TIN is provided to the Depositary.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, OR AN AGENT'S MESSAGE IN THE CASE OF A BOOK-ENTRY DELIVERY, TOGETHER WITH CERTIFICATES (OR BOOK-ENTRY CONFIRMATION) AND ALL OTHER REQUIRED DOCUMENTS OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

     Under federal tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payor) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's Social Security Number. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Offer.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 contained herein, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that (1) the stockholder is exempt from backup withholding, (2) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends, or (3) the Internal Revenue service has notified the stockholder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY
     The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price until a TIN is provided to the Depositary.

             PAYOR'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

------------------------------------------------------------------------------------------------------------
            SUBSTITUTE               PART I--PLEASE PROVIDE YOUR TIN IN
             FORM W-9                THE BOX AT RIGHT AND CERTIFY BY
                                     SIGNING AND DATING BELOW:                Social Security Number or
       PAYOR'S REQUEST FOR                                                     Employer Identification
     TAXPAYER IDENTIFICATION                                                            Number
           NUMBER (TIN)                                                    (If Awaiting TIN write "Applied
                                                                                        for")
    DEPARTMENT OF THE TREASURY
     INTERNAL REVENUE SERVICE
                                     -----------------------------------------------------------------------
                                     NAME (Please Print)                  PART II--For Payees NOT subject to
                                     ----------------------------------   backup withholding, see the
                                     ADDRESS                              enclosed "Guidelines for
                                     ----------------------------------   Certification of Taxpayer
                                     CITY      STATE      ZIP CODE        Identification Number on
                                                                          Substitute Form W-9" and complete
                                                                          as instructed therein.
------------------------------------------------------------------------------------------------------------

 CERTIFICATION--Under the penalties of perjury, I certify that:
 (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding or, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 SIGNATURE                                      DATE                     , 1996

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). Also see instructions in the enclosed Guidelines.
--------------------------------------------------------------------------------
     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                        IN PART I OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under the penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.
SIGNATURE                                        DATE                     , 1996

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

        Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent as set forth below.

                        The Information Agent for the Offer is:

                                  MORROW & CO., INC.
                                   909 Third Avenue
                                      20th Floor
                               New York, New York 10022
                                    (212) 754-8000
                               Toll Free (800) 566-9061

                        Banks and Brokerage Firms, please call:
                                    (800) 662-5200